EXECUTION VERSION

Exhibit 10.1

July 25, 2014

Wells Fargo Bank, National Association
MAC D1053-150
301 S. College Street, 14th Floor
Charlotte, NC 28202
Attention: Irena Stavreska, Vice President

Pool Corporation
109 Northpark Boulevard
Covington, Louisiana 70433
Attention: Mark Joslin, Chief Financial Officer

Re:	Fifth Amendment to the Credit Agreement (this “Amendment”)

Ladies and Gentleman:

Reference is hereby made to that certain Credit Agreement dated as of October 19, 2011 (as amended by the First Amendment to Credit Agreement dated as of December 21, 2011, the Second Amendment to Credit Agreement dated as of April 1, 2013, the Third Amendment to Credit Agreement dated as of June 14, 2013, and the Fourth Amendment to Credit Agreement dated as of September 30, 2013, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Pool Corporation, a Delaware corporation (the “US Borrower”), SCP Distributors Canada Inc. (formerly known as SCP Distributors Inc.), a company organized under the laws of Ontario (the “Canadian Borrower”), SCP Pool B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315 (the “Dutch Borrower” and, collectively with the US Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors party hereto, each Lender party hereto and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

The Borrowers have requested that the Administrative Agent and the Lenders agree to a certain amendment to the Credit Agreement as more fully set forth herein. The Administrative Agent and the Lenders identified on the signature pages hereto have approved the requested amendment on the terms and conditions set forth herein.

Accordingly, the parties hereto agree that, effective as of the date hereof, clause (k) of Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(k)    additional Indebtedness of the US Borrower and its Subsidiaries not otherwise permitted pursuant to this Section in an aggregate amount outstanding not to exceed (i) during the period prior to the Fourth Amendment Effective Date, $10,000,000 and (ii) on or after the Fourth Amendment Effective Date, the greater of (A) three percent (3%) of Consolidated Total Assets (determined at the time of incurrence thereof based on the financial data for the most recently ended Fiscal Year for which audited financial statements of the US Borrower and its Subsidiaries are available), and (B) $20,000,000;”

Each Borrower hereby represents and warrants that (a) no Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect hereto and (b) the representations and warranties contained in Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof as if fully set forth herein, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct as of such earlier date.

By its execution hereof, each Credit Party hereby represents and warrants as follows: (a) such Credit Party has the right, power and authority and has taken all necessary corporate, limited liability and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms; and (b) this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

By their execution hereof, each Credit Party hereby expressly (a) consents to this Amendment and (b) acknowledges that such Credit Party’s covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes, the Letter of Credit Applications and the other Loan Documents to which such Credit Party is a party remains in full force and effect and are hereby ratified and confirmed.

This Amendment is a Loan Document. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.

This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York. Sections 15.3, 15.6 and 15.7 of the Credit Agreement are hereby incorporated herein by this reference.

This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Credit Parties and the Required Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:	POOL CORPORATION,
as US Borrower

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Chief Financial Officer

SCP DISTRIBUTORS CANADA INC.,
as Canadian Borrower

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Secretary and Treasurer

SCP POOL B.V., as Dutch Borrower

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Director

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

GUARANTORS:	SCP DISTRIBUTORS LLC,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Chief Financial Officer

SPLASH HOLDINGS, INC.,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Secretary

ALLIANCE TRADING, INC.,
as Subsidiary Guarantor

By:	/s/ Melanie Housey
Name:	Melanie Housey
Title:	President and Secretary

CYPRESS, INC.,
as Subsidiary Guarantor

By:	/s/ Melanie Housey
Name:	Melanie Housey
Title:	President and Secretary

SUPERIOR POOL PRODUCTS LLC,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Chief Financial Officer

SCP ACQUISITION CO. LLC,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Secretary

SCP INTERNATIONAL, INC.,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Secretary

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

POOL DEVELOPMENT LLC,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Chief Financial Officer

HORIZON DISTRIBUTORS, INC.,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President

POOLCORP FINANCIAL MORTGAGE, LLC,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	President and Treasurer

POOLCORP FINANCIAL INC.,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	President and Treasurer

POOLFX SUPPLY LLC,
as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	President

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

ADMINISTRATIVE AGENT

AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, the Canadian Dollar Lender, the Euro Lender and a Lender

By:	/s/ Irena Stavreska
Name:	Irena Stavreska
Title:	Vice President

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

BANK OF AMERICA, N.A., as Lender

By:	/s/ Brian Huddleston
Name:	Brian Huddleston
Title:	Vice President

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

MUFG Union Bank, N.A. f/k/a Union Bank N.A., as Lender

By:	/s/ Pierre Bury
Name:	Pierre Bury
Title:	Director

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

CAPITAL ONE, N.A., as Lender

By:	/s/ David E. Maheu
Name:	David E. Maheu
Title:	Vice President

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

FIFTH THIRD BANK, as Lender

By:	/s/ Jon C. Long
Name:	Jon C. Long
Title:	Vice President

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

JP MORGAN CHASE BANK, N.A., as Lender

By:	/s/ Robin J. Wallace, Jr.
Name:	Robin J. Wallace, Jr.
Title:	Officer

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

REGIONS BANK, as Lender

By:	/s/ Jorge E. Goris
Name:	Jorge Goris
Title:	Senior Vice President

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Elizabeth Willis
Name:	Elizabeth Willis
Title:	Vice President

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages

Comerica Bank, as Lender

By:	/s/ L. J. Perenyi
Name:	L. J. Perenyi
Title:	Vice President

Pool Corporation
Fifth Amendment to Credit Agreement
Signature Pages